 JLT Letterhead

BINDER

TYPE:	AVIATION HULL DEDUCTIBLE INSURANCE
INSURED:	Baltia Air Lines, Inc.
ADDRESS:	John F. Kennedy International Airport Building 151, Room 361 Jamaica, NY 11430
PERIOD:	January 30, 2012 to January 30, 2013 on both dates at 12:01 a.m. Local Standard Time at the address of the Named Insured.
INTEREST:	Whereas the Insured has in force a Hull All Risk Policy covering aircraft owned and/or operated by the Insured and such Policy includes the provision for Deductibles excluding all forms of Total Loss.
SUM INSURED:	Now this Policy will indemnify the Insured as follows:

To pay:

$900,000 each and every loss

Excess of

$100,000 each and every loss

Subject to one deductible anyone occurrence

Subject to an overall policy aggregate of $1,500,000

SITUATION:	Worldwide
CONDITIONS:	Nuclear Risks Exclusion Clause AVN 38B

Additional Insureds, Loss Payees, Breach of Warranty, Waiver of Subrogation, Hold Harmless Agreements, Contractual Agreements, Cross Liability clauses as expiring and as may hereinafter be required.

JLT Aerospace (North America) Inc. is authorized to issue Certificates of Insurance on behalf of Underwriters. Special Provisions incorporated into the policy as if endorsed thereon.

War, Hi-jacking and Other Perils Exclusion Clause (Aviation) AVN48B

60 days notice of cancellation or non-renewal (10 days notice for nonpayment of premium)

"Disappearance" to mean missing and not reported for five (5) days after the commencement of a flight

Contract (Rights of Third Parties) Act 1999 Exclusion Clause AVN 72

! Date Recognition Exclusion Clause AVN 2000A with Date Recognition Of Limited Coverage Clauses AVN 2001A and AVN 2002A

Asbestos Exclusion Clause 2488AGM00003

All other Terms, Conditions, Limitations, Exclusions and Cancellation Clauses where applicable to follow Hull All Risks Policy
PREMIUM:	$30,600 per aircraft
PAYMENT TERMS:	Premium payable quarterly as follows: January 30,2012: . . . . $7,650 April 30, 2012:. . . . . . $7,650 July 30, 2012:. . . . . . . $7,650 October 30, 2012: . . . $7,650
SCHEDULE OF AIRCRAFT:	As held on file by JLT Aerospace (North America) Inc. Make/Model Re!=!.No. MSN Hull Value Passenger Seats Boeing 747-200 N706BL 21705 $7,000,000 294
INSURER:	XL Specialty Insurance Company
SHARE:	100%

To the best of your knowledge, you have provided complete and accurate information which would influence the judgment of an underwriter in determining whether or not to underwrite the risk and, if so, upon what terms and at what premium. If all such information has not been disclosed, insurers may have a right to void the policy which will lead to claims not being paid. If you believe that you have not complied with this duty please contact us immediately. The duty of disclosure and the consequences of its breach may vary to a limited degree from the foregoing dependent upon applicable law.

/ signature/ C.F. Engel Signed: JLT Aerospace (North America) Inc.	9th Feb 2012 Date
/signature/ Igor Dmitrowsky PRESIDENT Signed: Baltia Air Lines, Inc.	2-9-12 Date